--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                 August 26, 1997

Dear Shareholder,

  We are pleased to present to the shareholders of The Emerging Germany Fund Inc. the Fund's report for the six months ended June 30, 1997.

  A weak German currency, rising corporate profits and significant capital inflows helped propel the German stock market to new records in the first half 1997. The market will likely continue to be underpinned by the prospect of moderate inflation and continued low interest rates, as well as by declining unit labor costs and the recent trend of consolidation activity which is expected to support corporate profits.

  Anemic consumer spending and a battered construction sector contributed to weak GDP growth. However, a strengthening manufacturing sector, rising export orders and a positive business climate support the expectation that growth is picking up. Continuing high unemployment and the prospect of modest economic growth suggest a stable monetary policy for the foreseeable future. Notwithstanding the country's fiscal shortfalls, the possible slight overshooting of the Maastricht deficit criterion is not expected to interfere with the schedule for monetary union.

  Given low interest rates, low inflation and the continuing benefits of corporate reorganization, our outlook for the German market remains positive.

  At June 30, 1997, the Fund had net assets of $171,529,105, or $12.24 per share, compared with $161,345,940 or $11.52 per share at the end of the first quarter. In the six months ended June 30, 1997, the Fund's net asset value and market price returned 14.8% and 27.7%, respectively, compared with a rise in the DAX100 Index of 15.8% in dollar terms. In the second quarter 1997, the Fund's net asset value and market price rose by 6.3% and 18.6%, respectively, compared with a rise in the DAX100 of 5.5% in dollar terms.

  At June 30, 1997, the Fund's invested position comprised 99.2% of net assets and consisted of 42 common stocks and four preferred stocks of German companies.

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

/s/ Rolf Passow                           /s/ William S. Stack
Rolf Passow                               William S. Stack
Chairman                                  President

--------------------------------------------------------------------------------

                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

STOCK MARKET

  The German equity market reached new record highs in the first six months of 1997, with the DAX100 up almost 460 points, or over 31% since the start of the year. Several setbacks in the last weeks of the second quarter were followed by a rally almost immediately. Reasons contributing to the bull market include the weak German currency which increases the competitiveness of German companies, rising corporate profits resulting from restructuring measures, and capital inflows from an expansionary global monetary policy.

  Mainly driven by the weakness of the German currency vs. the dollar, the best-performing sectors during the first six months of the year have been automobiles and electricals, which outperformed the DAX100 by more than 20% in local currency. Retailing and construction also outperformed the DAX100 during the first half of the year. The performance of the banking, insurance and machinery sectors was nearly parallel to that of the DAX100. After a very strong first quarter, the steel sector experienced a striking setback in the second quarter, when its performance was among the worst with a return of about 7.4%. The utilities and chemicals/pharmaceuticals sectors underperformed the DAX100 during the first six months of the year. Chemicals/pharmaceuticals, in particular, continued to perform poorly relative to the market, mainly because of a disappointing price development trend, concerns about global overcapacity in the sector and the announcement by Hoechst of a change in its corporate strategy.

  The first half of 1997 saw the beginnings of mergers and acquisitions activity in the German market, and the trend continues into the second half. The most striking example of such activity was the announcement in July of the merger between Bayerische Vereinsbank and Bayerische Hypotheken- und Wechsel-Bank which prompted new speculation about further consolidation in the financial sector. This process of consolidation has only just begun, and it is likely that further developments can be expected.

  The prospect of stable economic growth accompanied by moderate inflation and continued low interest rates creates a favorable environment for the global equity markets. German equities, in particular, are benefiting from a number of positive factors. Monetary union is expected to be beneficial for German companies in that it will increase the pressure to reorganize in order to be competitive in the European market. In addition, declining unit labor costs and the weakening of the DM improve the outlook for corporate profits, while public sector restructuring measures and the growing importance of equities as a savings vehicle for private pensions should further strengthen the market.

ECONOMY

  GDP grew by 0.4% quarter-over-quarter and 1.4% year-over-year in the first quarter 1997. This modest increase was primarily due to weakness in the construction sector which was brought to a virtual standstill by an extraordinarily cold winter. Construction output in the first quarter dropped by 5.1% compared with the previous quarter. Also an area of weakness was consumer spending, which rose just 0.1% during the first quarter. As expected, exports rose by 2.2% quarter-over-quarter, but their contribution to GDP growth was almost fully offset by strong imports (+1.9% quarter-over-quarter). Unexpected stimulus came from government spending, which recorded its highest increase since German unification (+2.9% quarter-over-quarter) despite the government's austerity measures. The main reason was higher spending on nursing care insurance and the military. The more recent data of economic activity continue to suggest that a modest recovery is under way in Germany. This is best evident in the manufacturing sector, which is benefiting from a weaker DM and has consistently risen over the course of the second quarter. A stronger manufacturing sector, the sustained up-trend in the Ifo business climate index and the current dynamic rise in export orders have supported the expectation that growth is picking up in the second quarter after a weak start in the first.

  With a seasonally adjusted increase of 56,000 in the jobless total in May, the labor market fared considerably worse than expected. It is suffering not only from structural problems and insufficient economic growth in Germany but also from the continuing reduction in government-funded schemes to promote employment. Even though growth is likely to speed up in the course of this year, it will probably still be too weak to trigger a significant increase in employment.

  The economic assumptions underlying German fiscal policy in the first six months of the year turned out to be overly optimistic, anticipating tax revenues which failed to materialize. It has, therefore, become difficult to meet the Maastricht deficit criterion of 3.0% of GDP in strict terms, as frequently promised by Finance Minister Waigel. The significant tax shortfalls expected in 1997 and the additional cyclical spending alone may result in an overshooting of the deficit criterion. A slight overshooting of the deficit target notwithstanding, however, monetary union is expected to go ahead according to schedule, the final decision to be confirmed at an European Union summit next spring.

  After declining from February to April, inflation accelerated temporarily in May. Consumer prices rose 0.4% in May, lifting the annual inflation from 1.4% to 1.6% primarily because of seasonal factors and a steep rise in the price of oil, but the outlook remains favorable. Although growth is gradually gaining speed, no supply bottlenecks are expected and the scope for wage increases will still be minimal in view of high unemployment levels. Despite the significant depreciation of the DM against the dollar there are no signs of imported inflation.

  The outlook of moderate economic growth accompanied by high unemployment in general suggests a stable monetary policy supporting moderate growth for the foreseeable future. Comments from the Bundesbank are becoming increasingly positive, and its President has stated that the remaining problems in the real economy cannot be solved by changes in monetary policy. The market is therefore likely to wonder when the Bundesbank will return to the practice of variable repo rate auctions to replace the fixed 3% repo rate in effect since August 1996. The Bundesbank will not be in a hurry to return to variable rates because the projected tightening of fiscal policy in 1998 and the lack of inflation means that monetary tightening is unlikely to be required in the foreseeable future; however, it is keeping a close watch on the exchange rate markets and might not be averse to using a switch back to variable rates for the purpose of stabilizing the DM.

PERFORMANCE REVIEW

  In the six months ended June 30, 1997 the Fund's net asset value and market price gained 14.8% and 27.7%, respectively, compared with a rise in dollar terms of 15.6% in the DAX, 15.8% in the DAX100 and 17.0% in the MSCI Germany. After underperforming in the first quarter, the Fund outperformed these major German indices in the second quarter of 1997, with a net asset value and market price gain of 6.3% and 18.6%, respectively, compared with a rise in dollar terms of 5.6% in the DAX, 5.5% in the DAX100 and 5.0% in the MSCI Germany. Rather than being the result of specific sector weightings, the second-quarter outperformance was attributable to the performance contribution of individual portfolio holdings in which the Fund was overweighted relative to the major indices. In particular Sixt, Volkswagen, PFEIFFER VACUUM, Vossloh, Wella and SAP have done extraordinarily well. Sixt continued its excellent first-quarter performance into the second quarter with a gain of over 300% for the first half of 1997, and Volkswagen returned almost 110% in the same period.

  Against the economic background of strong export growth, the Fund increased its exposure in the industrial equipment sector by increasing its positions in Siemens, Krupp Hoesch and Durr, and acquiring new positions in Pfeiffer Vacuum and KRONES. Pfeiffer Vacuum is the world market leader in turbomolecular vacuum pumps. More than half its sales are generated outside Germany. Krones is the world market leader in filling, sealing and labelling machines for the beverage industry with a market share of 27% and more than 80% of its sales generated outside Germany. In financials, we continued to increase the weighting in Allianz and Munchener Ruckversicherung, and have added to the Deutsche Bank position. However, we reduced the positions in BHF Bank and Deutsche Pfandbrief-und Hypothekenbank after a strong performance. In the raw and basic materials sector we acquired THYSSEN, one of Europe's premier industrial concerns with leading positions in capital goods, services and steel. Following the consummation of the merger of its flat steel operations with Krupp Hoesch, Thyssen will become one of Europe's largest steel producers and will rank as the world's third-largest producer of flat steel.

  In the healthcare sector we sold the positions in Altana and Schwarz Pharma and acquired FRESENIUS. Through its 50% stake in Fresenius Medical Care, Fresenius is the world's largest fully integrated dialysis company and a leader in dialysis technology. Fresenius manufactures products for intensive care medicine, infusion therapy, internal nutrition and diagnostics. The automotive sector was the largest sector in the Fund's portfolio at the end of the first half of 1997, and Volkswagen represented the largest position with a weighting of almost 9% of net assets. In view of continuing expansion into countries outside Germany, cost cutting and corporate restructuring as well as significant productivity gains we expect the automobile sector to continue performing well. Given low interest rate levels, low inflation and the expected continuation of corporate cost cutting, restructuring and consolidations, and notwithstanding the market's strong first half performance, particularly in local currency, our outlook for the German market remains positive.

  Stocks of the following companies represented the Fund's ten largest positions at June 30, 1997:

                                                    MARKET VALUE   PERCENT OF
COMPANY                                                IN USD      NET ASSETS
--------------------------------------------------  ------------   ----------
Volkswagen AG.....................................  $ 15,334,327       8.9%
Daimler-Benz AG...................................    12,171,694       7.1%
Allianz AG Holding................................    11,512,215       6.7%
SAP AG............................................     9,031,997       5.3%
Veba AG...........................................     8,429,866       4.9%
Deutsche Bank AG..................................     8,180,984       4.8%
Munchener Ruckversicherungs-Gesellschaft AG.......     7,711,607       4.5%
Hoechst AG........................................     7,424,303       4.3%
BASF AG...........................................     7,391,903       4.3%
Bayer AG..........................................     6,725,829       3.9%
                                                    ------------       ---
                                                    $ 93,914,725      54.7%
                                                    ------------       ---
                                                    ------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................         18.9%
Banking..............................................................................................         13.6%
Chemicals and Textiles...............................................................................         13.6%
Communication Services...............................................................................          1.4%
Drugs and Hospital Supplies..........................................................................          1.5%
Electrical Equipment.................................................................................          0.8%
Household Related Non-Durables.......................................................................          4.8%
Industrial Equipment.................................................................................         11.5%
Insurance............................................................................................         12.1%
Media Services.......................................................................................          0.6%
Other Consumer Durables..............................................................................          0.9%
Raw and Basic Materials..............................................................................          5.4%
Technology Services..................................................................................          5.3%
Transportation Services..............................................................................          1.1%
Utilities............................................................................................          7.7%
                                                                                                               ---
  Percent of Net Assets in German Securities.........................................................         99.2%
                                                                                                               ---
                                                                                                               ---

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
JUNE 30, 1997 (UNAUDITED)

---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE

---------------------------------------------------------------------------
CONSUMER DURABLES SECTOR--19.8
               AUTOMOTIVE RELATED--18.9%
        2,000  Bayerische Motoren Werke AG............  $         1,655,006
      100,000  Continental AG **......................            2,483,083
      150,000  Daimler-Benz AG........................           12,171,694
       50,000  Kolbenschmidt AG *.....................              845,854
       20,000  Volkswagen AG..........................           15,334,327
                                                        -------------------
                                                                 32,489,964
                                                        -------------------
               OTHER CONSUMER DURABLES--0.9%
        5,000  Friedrich Grohe AG Pfd.................            1,548,343
                                                        -------------------
CONSUMER NON-DURABLES SECTOR--4.8%
               HOUSEHOLD RELATED
                 NON-DURABLES--4.8%
       25,000  Adidas AG..............................            2,766,946
        1,500  Hugo Boss AG Pfd. **...................            1,806,400
        9,000  Metro AG *, **.........................              986,294
        4,000  Wella AG...............................            2,688,382
                                                        -------------------
                                                                  8,248,022
                                                        -------------------
CYCLICAL/CAPITAL GOODS SECTOR--31.6%
               CHEMICALS AND TEXTILES--13.6%
      200,000  BASF AG................................            7,391,903
      175,000  Bayer AG...............................            6,725,829
      175,000  Hoechst AG.............................            7,424,303
       50,000  SKW Trostberg AG.......................            1,688,840
                                                        -------------------
                                                                 23,230,875
                                                        -------------------
               INDUSTRIAL EQUIPMENT--11.5%
       55,000  Durr AG................................            2,270,903
       10,000  Fried. Krupp AG Hoesch-Krupp **........            1,955,499
        2,500  Krones AG Pfd..........................            1,020,759
        2,500  Linde AG **............................            1,913,924
        8,000  Mannesmann AG..........................            3,564,629
       26,000  Pfeiffer Vacuum Techology AG (ADR) *...              757,250
       70,100  Pfeiffer Vacuum Techology AG *.........            2,038,118
      105,000  Siemens AG.............................            6,235,090
                                                        -------------------
                                                                 19,756,172
                                                        -------------------
---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE
---------------------------------------------------------------------------
               RAW AND BASIC MATERIALS--5.4%
       20,000  Degussa AG.............................  $         1,058,608
        5,000  Preussag AG............................            1,463,757
       35,000  SGL Carbon AG..........................            4,792,981
        8,000  Thyssen AG.............................            1,894,713
                                                        -------------------
                                                                  9,210,059
                                                        -------------------
               TRANSPORTATION SERVICES--1.1%
       14,000  Sixt AG................................            1,336,736
        6,238  Sixt AG Rights *.......................              595,516
                                                        -------------------
                                                                  1,932,252
                                                        -------------------
HEALTHCARE SECTOR--1.5%
               DRUGS AND HOSPITAL SUPPLIES--1.5%
        3,000  Fresenius AG...........................            2,064,457
       22,500  Fresenius AG - Pfd. New................              567,726
                                                        -------------------
                                                                  2,632,183
                                                        -------------------
INTEREST-SENSITIVE SECTOR--33.4%
               BANKING--13.6%
      175,000  Bayerische Hypotheken-und Wechsel-Bank
                 AG...................................            5,233,542
      120,000  Bayerische Vereinsbank
                 AG **................................            4,906,526
      100,000  BHF-Bank AG **.........................            2,633,330
       50,000  Commerzbank AG.........................            1,416,447
      140,000  Deutsche Bank AG.......................            8,180,984
       15,000  DT Pfandbrief- und Hypothekenbank AG...              862,770
                                                        -------------------
                                                                 23,233,599
                                                        -------------------
               INSURANCE--12.1%
       55,000  Allianz AG Holding.....................           11,512,215
       17,500  CKAG Colonia Konzern AG................            1,615,724
        2,750  Munchener Ruckversicherungs-
                 Gesellschaft AG......................            7,711,607
                                                        -------------------
                                                                 20,839,546
                                                        -------------------
               UTILITIES--7.7%
      110,000  RWE AG **..............................            4,731,047
      150,000  Veba AG................................            8,429,866
                                                        -------------------
                                                                 13,160,913
                                                        -------------------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------
   SHARES                EQUITY INVESTMENTS                MARKET VALUE
---------------------------------------------------------------------------
TELEMEDIA/SERVICES SECTOR--2.0%
               COMMUNICATION SERVICES--1.4%
      100,000  Deutsche Telekom AG (Sponsored ADR)
                 *....................................  $         2,412,500
                                                        -------------------
               MEDIA SERVICES--0.6%
        1,250  Axel Springer Verlag AG................            1,082,406
                                                        -------------------
TECHNOLOGY SECTOR--6.1%
               ELECTRICAL EQUIPMENT--0.8%
       25,000  Vossloh AG *...........................            1,268,781
                                                        -------------------
               TECHNOLOGY SERVICES--5.3%
        1,000  BETA Systems Software
                 AG *.................................              118,133
       45,000  SAP AG.................................            9,031,997
                                                        -------------------
                                                                  9,150,130
                                                        -------------------
               Total Equity Investments
                 (Cost $129,259,768)-- 99.2%..........          170,195,745
               Other Assets Less Liabilities--0.8%....            1,333,360
                                                        -------------------
               Net Assets--100.0%.....................  $       171,529,105
                                                        -------------------
                                                        -------------------

----------------
Percentages are of net assets.

 *  Non-income producing security.

**  Part of this security is on loan.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
(UNAUDITED)
--------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $129,259,768) (Note 1)....................  $  170,195,745
Foreign currency, at value (cost $2,183,428) (Note
  1)..............................................       2,163,208
Cash..............................................          63,357
Receivable for investments sold...................       3,128,838
Dividends and dividend reclaims receivable........         370,339
Prepaid assets....................................          23,737
Interest receivable...............................           6,633
Cash held as collateral for securities loaned
  (Note 1)........................................      10,668,017
                                                    --------------
    Total Assets..................................     186,619,874
                                                    --------------
LIABILITIES:
Payable for investments purchased.................       4,109,372
Payable for:
  Investment advisory and administrative fees
   (Note 5).......................................         127,246
  Legal fees......................................          42,611
  Directors' fees and expenses (Note 5)...........          38,571
  Audit fees......................................          30,735
  Custodian fees..................................          25,796
  Accrued expenses................................          48,421
Collateral for securities loaned (Note 1).........      10,668,017
                                                    --------------
    Total Liabilities.............................      15,090,769
                                                    --------------
NET ASSETS........................................  $  171,529,105
                                                    --------------
                                                    --------------
NET ASSETS CONSIST OF:
Paid-in capital (Note 3)..........................  $  142,013,476
Undistributed net investment income...............         798,844
Accumulated net realized loss on investments and
  foreign currency transactions...................     (12,197,629)
Net unrealized appreciation on investments and
  translation of other assets and liabilities in
  foreign currencies..............................      40,914,414
                                                    --------------
NET ASSETS........................................  $  171,529,105
                                                    --------------
                                                    --------------
NET ASSET VALUE PER SHARE
  ($171,529,105  DIVIDED BY 14,008,334 shares
  outstanding)....................................  $        12.24
                                                    --------------
                                                    --------------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997
(UNAUDITED)
--------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends (net of foreign withholding tax of
   $200,917)......................................  $    1,808,251
  Interest........................................          20,479
                                                    --------------
    Total income..................................       1,828,730
                                                    --------------
Expenses:
  Investment advisory and administrative fees
   (Note 5).......................................         720,853
  Custodian fees..................................          71,464
  Legal fees......................................          43,026
  Directors' fees and expenses (Note 5)...........          40,556
  Proxy solicitation..............................          40,428
  Insurance.......................................          29,483
  Audit and tax fees..............................          28,809
  Shareholders reports............................          27,692
  NYSE listing....................................          12,007
  Transfer agent..................................          11,405
  Miscellaneous...................................           6,956
                                                    --------------
    Total expenses................................       1,032,679
                                                    --------------
Net investment income.............................         796,051
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments..................       7,559,255
Net realized loss on foreign currency
 transactions.....................................         (80,430)
                                                    --------------
  Net realized gain...............................       7,478,825
                                                    --------------
Net change in unrealized appreciation on
 investments and translation of other assets and
 liabilities in foreign currencies................      13,955,384
                                                    --------------
  Net realized and unrealized gain during the
   period.........................................      21,434,209
                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................  $   22,230,260
                                                    --------------
                                                    --------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------

                                                      Six months
                                                        ended          Year ended
                                                    June 30, 1997     December 31,
                                                     (Unaudited)          1996
                                                    --------------   --------------
OPERATIONS:
Net investment income.............................  $      796,051   $      456,551
Net realized gain on investments and foreign
  currency transactions...........................       7,478,825        1,450,359
Net change in unrealized appreciation on
  investments and translation of other assets and
  liabilities in foreign currency.................      13,955,384       18,739,790
                                                    --------------   --------------
Net increase in net assets resulting from
  operations......................................      22,230,260       20,646,700
DISTRIBUTIONS TO SHAREHOLDERS FROM: (NOTE 1)
Net investment income.............................        --               (280,167)
                                                    --------------   --------------
TOTAL INCREASE IN NET ASSETS......................      22,230,260       20,366,533
NET ASSETS:
Beginning of period...............................     149,298,845      128,932,312
                                                    --------------   --------------
End of period*....................................  $  171,529,105   $  149,298,845
                                                    --------------   --------------
                                                    --------------   --------------

----------------
*Includes undistributed net investment income
  of..............................................  $      798,844   $        2,793
                                                    --------------   --------------
                                                    --------------   --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Germany Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

A. SECURITIES VALUATIONS: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  Short-term debt securities that mature in less than 60 days are valued at amortized cost.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Fund does not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

D. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains. At December 31, 1996, the Fund had a capital loss carryforward of $18,933,193 available to offset future capital gains, of which $2,994,152 expires in 2003, $1,223,907 expires in 2001, $11,864,575 expires in 2000 and $2,850,559 expires in 1999.

  In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $743,261 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1997.

E. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At June 30, 1997, stocks with an aggregate value of $10,039,026 were on loan to brokers. The loans were secured by cash collateral of $10,668,017, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the six months ended June 30, 1997, net securities lending income was $16,099 and is included in interest income. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

F. DISTRIBUTIONS: Distributions declared to shareholders in a given year are recorded by the Fund at fiscal year end. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses as a result of wash sales and passive foreign investment companies.

  On December 16, 1996 a dividend was declared to shareholders of record on December 31, 1996. A $0.02 per share dividend from net investment income was paid on January 15, 1997.

NOTE 2. INVESTMENT IN FOREIGN SECURITIES
                          Investing in foreign equity securities involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments. In addition, foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 3. CAPITAL SHARES
At June 30, 1997, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares were authorized and 14,008,334 shares were outstanding. There were no transactions in the Fund's capital stock for the six months ended June 30, 1997.

NOTE 4. PURCHASES AND SALES OF SECURITIES
For the six months ended June 30, 1997, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $37,777,953 and $38,682,209, respectively. There were no purchases and sales of U.S. government obligations for the period. At June 30, 1997, the aggregate cost of investments was substantially the same for book and federal income tax purposes. Gross unrealized appreciation and depreciation of investments aggregated $41,167,315 and $231,338, respectively, resulting in net unrealized appreciation of $40,935,977 at June 30, 1997.

NOTE 5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
RCM Capital Management, L.L.C. ("RCM") manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment advisory and administrative fees monthly at an annual rate of 1.00% of the average weekly net assets of the Fund up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. For the six months ended June 30, 1997, the Fund recorded investment advisory and administrative fees aggregating $720,853.

  The Fund pays each of its Directors who is not an interested person of the Fund $7,500 annually plus $750 for each meeting of the Board attended.

--------------------------------------------------------------------------------
NOTE 6. FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE SIX MONTHS
ENDED JUNE 30, 1997 AND DURING EACH OF THE SIX YEARS ENDED DECEMBER 31, 1996
AND THE PERIOD FROM APRIL 5, 1990 TO DECEMBER 31, 1990
--------------------------------------------------------------------------------

                                  SIX MONTHS
                                     ENDED
                                   JUNE 30,
                                     1997
                                  (UNAUDITED)
                                  -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................       $ 10.66
                                  -----------
Net investment income.........          0.06
Net realized and unrealized
 gain (loss) on investments...          1.52
                                  -----------
Net increase (decrease) in net
 asset value resulting from
 investment operations........          1.58
                                  -----------
Distributions:
  Net investment income.......         (0.00)
  Net realized gain on
   investments................         (0.00)
  In excess of realized gains
   and foreign currency
   transactions...............         (0.00)
                                  -----------
    Total distributions.......         (0.00)
                                  -----------
NET ASSET VALUE, END OF
 PERIOD.......................       $ 12.24
                                  -----------
                                  -----------
MARKET VALUE, END OF
 PERIOD(d)....................       $ 10.38
                                  -----------
                                  -----------
TOTAL MARKET VALUE
 RETURN(e)....................        27.69%
                                  -----------
                                  -----------
RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid
 per share(f).................       $0.1810
                                  -----------
                                  -----------
Net assets, end of period (in
 millions)....................       $   172
                                  -----------
                                  -----------
Ratio of expenses to average
 net assets...................         1.33%(g)
                                  -----------
                                  -----------
Ratio of net investment income
 to average net assets........         1.02%(g)
                                  -----------
                                  -----------
Portfolio turnover............           24%(h)
                                  -----------
                                  -----------


                                                             YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------
                                  1996(a)        1995          1994          1993          1992          1991
                                -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................     $   9.20      $   9.20      $   9.80      $   7.45      $   8.86      $   9.40
                                -----------   -----------   -----------   -----------   -----------   -----------
Net investment income.........         0.03          0.07          0.03          0.03          0.07          0.07
Net realized and unrealized
 gain (loss) on investments...         1.45         (0.07)        (0.51)         2.44         (1.37)        (0.38)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net
 asset value resulting from
 investment operations........         1.48          0.00         (0.48)         2.47         (1.30)        (0.31)
                                -----------   -----------   -----------   -----------   -----------   -----------
Distributions:
  Net investment income.......        (0.02)        (0.00)        (0.00)        (0.00)        (0.07)        (0.07)
  Net realized gain on
   investments................        (0.00)        (0.00)        (0.12)        (0.00)        (0.04)        (0.16)
  In excess of realized gains
   and foreign currency
   transactions...............        (0.00)        (0.00)        (0.00)        (0.12)        (0.00)        (0.00)
                                -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions.......        (0.02)(c)       (0.00)       (0.12)(c)       (0.12)(c)       (0.11)       (0.23)(c)
                                -----------   -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD.......................     $  10.66      $   9.20      $   9.20      $   9.80      $   7.45      $   8.86
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
MARKET VALUE, END OF
 PERIOD(d)....................     $   8.13      $   7.25      $   7.38      $   9.38      $   6.38      $   7.75
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL MARKET VALUE
 RETURN(e)....................       12.34%        (1.69%)      (20.07%)       49.09%       (16.50%)        1.10%
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid
 per share(f).................     $ 0.1762       --            --            --            --            --
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
Net assets, end of period (in
 millions)....................     $    149      $    129      $    129      $    137      $    104      $    124
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
Ratio of expenses to average
 net assets...................        1.42%         1.51%         1.40%         1.46%         1.49%         1.70%
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
Ratio of net investment income
 to average net assets........        0.33%         0.76%         0.34%         0.40%         0.76%         0.76%
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
Portfolio turnover............          90%           40%           91%           98%           54%           52%
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------

                                 APRIL 5,
                                   1990
                                    TO
                                 DEC. 31,
                                   1990
                                -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................     $  11.06(b)
                                -----------
Net investment income.........         0.16
Net realized and unrealized
 gain (loss) on investments...        (1.62)
                                -----------
Net increase (decrease) in net
 asset value resulting from
 investment operations........        (1.46)
                                -----------
Distributions:
  Net investment income.......        (0.16)
  Net realized gain on
   investments................        (0.04)
  In excess of realized gains
   and foreign currency
   transactions...............        (0.00)
                                -----------
    Total distributions.......        (0.20)
                                -----------
NET ASSET VALUE, END OF
 PERIOD.......................     $   9.40
                                -----------
                                -----------
MARKET VALUE, END OF
 PERIOD(d)....................     $   7.88
                                -----------
                                -----------
TOTAL MARKET VALUE
 RETURN(e)....................      (32.64%)
                                -----------
                                -----------
RATIOS AND SUPPLEMENTAL DATA:
Average commission rate paid
 per share(f).................      --
                                -----------
                                -----------
Net assets, end of period (in
 millions)....................     $    132
                                -----------
                                -----------
Ratio of expenses to average
 net assets...................        1.51%(g)
                                -----------
                                -----------
Ratio of net investment income
 to average net assets........        3.62%(g)
                                -----------
                                -----------
Portfolio turnover............          13%(h)
                                -----------
                                -----------

------------------
(a) On November 1, 1996, RCM Capital Management, L.L.C. became the investment manager.
(b) Represents initial net asset value of $12.00, less underwriting commission of $0.84 and offering expenses of $0.10.
(c) The ex-dividend date was after the end of the fiscal year.
(d) Closing price -- New York Stock Exchange.
(e) The total market value return calculation includes reinvestment of dividends in the year declared.
( f ) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(g) Annualized.
(h) Not Annualized.

                         THE EMERGING GERMANY FUND INC.
                          STOCKHOLDER MEETING RESULTS
                                  (UNAUDITED)

An Annual Meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") was held on Monday, April 28, 1997. The number of shares issued, outstanding and eligible to vote as of March 7, 1997 was 14,008,334. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

1. To elect three directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

                                                                             FOR       WITHHOLD
                                                                        -------------  ---------
Alfred W. Fiore.......................................................     10,764,331    528,488
Gottfried W. Perbix...................................................     10,787,308    505,512
Jacob Saliba..........................................................     10,778,466    514,353

2. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the Fund's fiscal year ending December 31, 1997.

    For: 10,553,125; Against: 629,388; Abstain: 110,316.

3. To consider a shareholder proposal recommending that the Board of Directors expedite the process to ensure the Fund's shares can be purchased and/or sold at Net Asset Value.

    For: 2,708,991; Against: 3,607,076; Abstain: 1,016,076.

                     (This page intentionally left blank.)

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS

William S. Stack, President
Barbel Lenz, Vice President
Alexandra Simou, Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL

Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997